Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deposit for fuel cell components	$ 5,008	$ 0
Vehicle inventory deposits	7,907	577
Production equipment deposits	4,423	0
Other prepaids	2,477	271
Prepaid insurance	5,079	0
VAT receivable from government	2,173
VAT receivable from customers	903	0
Total prepaid expenses and other current assets	$ 27,970	$ 848